INVESTOR UPDATE 4Q 2022

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; the potential adverse effects of unusual and infrequently occurring events such as the COVID-19 pandemic and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the war between Russia and Ukraine; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended September 30, 2022. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

Western Alliance Bancorporation Overview

The Bank for All Seasons

A **national banking platform** of specialized financial services paired with attractive regional markets provides complementary, diversified revenue streams and high operating leverage to produce **industry-leading financial results**

Serving a wide range of **commercial and consumer related clients** nationwide, from corporate and small business to public and non-profit borrowers

Diversified business model provides flexibility and responsiveness to changing winds and market conditions to provide **long-term superior risk-adjusted returns**

AMERICAN BANKER	BANK DIRECTOR	S&P GLOBAL MI	FORBES	INSTITUTIONAL INVESTOR MAG
#1 Bank Above $50B, 2022	#1 Best Emerging Regional Bank & Top 10 U.S. Banks for Growth Strategy	#2 Best-Performing of the 50 Largest Public U.S. Banks, 2021	One of Forbes' "America's Best Banks" Year After Year	2022 All-America Executive Team Best CEO & Best CFO

Summary

NYSE WAL	**Headquarters** Phoenix, AZ
IPO 2005	**Market Cap[1]** $7.4bn
Offices 60	**Employees** 3,300+
Total Assets $69.2bn	**LTM PPNR Growth** 13.8%
NPAs/Assets[3] 0.15%	**LTM ROTCE[2]** 25.0%
LTM NCOs/ Avg. Loans 0.00%	**TBV per Share 5-Year CAGR** 16.9%

Western Alliance Bancorporation®

Note: Financial data as of September 30, 2022; 1) Market data as of October 31, 2022; 2) Refer to slide 2 for further discussion of Non-GAAP financial measures. 3) Nonperforming assets includes nonaccrual loans and repossessed assets

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3rd Quarter 2022 | Financial Highlights

Earnings & Profitability	Q3-22	Q2-22	Q3-21
Earnings per Share	$2.42	$2.39	$2.28
Net Income	$264.0	$260.2	$236.9
Net Revenue	$663.9	$620.0	$548.5
Pre Provision Net Revenue[1]	$358.1	$351.1	$314.7
Net Interest Margin	3.78%	3.54%	3.43%
Efficiency Ratio[1]	45.5%	42.8%	42.0%
ROAA	1.53%	1.62%	1.83%
ROTCE[1]	24.9%	25.6%	26.6%
Balance Sheet & Capital			
Total Loans	$52,201	$48,572	$34,802
Total Deposits	$55,589	$53,712	$45,283
CET1 Ratio	8.7%	9.0%	8.7%
TCE Ratio[1]	5.9%	6.1%	6.9%
Tangible Book Value per Share[1]	$37.16	$36.67	$34.67
Asset Quality			
Provision for Credit losses	$28.5	$27.5	$12.3
Net (Recoveries) Charge-Offs	$(1.9)	$1.4	$3.0
Net (Recoveries) Charge-Offs/Avg. Loans	(0.02)%	0.01%	0.04%
Total Loan ACL/Funded HFI Loans[3]	0.68%	0.68%	0.80%
NPAs[2]/Total Assets	0.15%	0.15%	0.17%

Dollars in millions, except EPS

Highlights

Net Income
$264.0 million

EPS
$2.42

PPNR[1]
Q3: $358.1 million
14% YoY

ROTCE[1]
24.9%

Loan Growth
Q3: $3.6 billion
45% YoY[4]

Deposit Growth
Q3: $1.9 billion
23% YoY

Tangible Book Value PER SHARE[1]
$37.16
7% YoY

NPAs[2]/ Total Assets
0.15%

Western Alliance Bancorporation®

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Nonperforming assets includes nonaccrual loans and repossessed assets.
3) Ratio includes an allowance for credit losses of $19 million as of September 30, 2022 related to a $10.8 billion pool of loans covered under 4 separate credit linked notes.
4) YoY loan growth excludes Early Buyout loans that were transferred from HFS to HFI during Q2-2022, with a balance of $1.8 billion at September 30, 2022.

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WAL’s Value Proposition 5 1 Flexible business model – sustainable growth across market cycles 2 Specialized, high quality loan portfolio – deep client segment expertise and underwriting acumen 3 Scalable, differentiated deposit franchise – specialized, national channels fund balance sheet growth 6 Demonstrated conservative credit culture – superior through-cycle asset quality 5 Leading efficiency produces strong operating leverage 7 Superior shareholder-focused capital management – robust TBV per share accumulation Leading national commercial bank with unique combination of sustained high-quality growth, leading profitability, and stable earnings 4 Industry-leading profitability – sustained NII growth 8 Consistent, superior earnings performance

WAL’s Thoughtful Evolution 6 Deliberate evolution from a Nevada-focused community bank to national commercial bank Nevada Community Bank (1994 – 2002) Regional Bank with a National Reach (2010 – 2017) 1994 Founded as Bank West of Nevada 2003 Opened de novo Torrey Pines Bank in SoCal 2005 IPO 2015 Acquisition of Bridge Bank 2021 Partnership with TassatPay to offer blockchain payments 2021 Crossed $50B in assets 2021 Acquisition of AmeriHome Mortgage 2016 Acquisition of GE Hotel Finance Portfolio 2003 Opened de novo Alliance Bank of AZ Ke y Co rp or at e Ev en ts N ew B us in es s Li ne s Total Assets ($Bn) 4Q’02 $0.9 4Q’09 $5.8 2Q’14 $10.0 4Q’17 $20.3 2Q’19 $25.3 3Q’21 $52.8 3Q’22 $69.2 National Business Lines Nascent Regional Bank (2003 – 2009) Dec-2002 WAL investors acquire to expand regionally 2Q’05 $2.6 National Commercial Bank (2018 – Present)

Branch-lite, National Commercial Bank 7 A national banking platform of specialized financial services, paired with attractive regional markets, provides complementary, diversified revenue streams and high operating leverage to produce superior financial returns WAL’s branch network represented by major MSAs Physical office location of business development employees Remote locations of business development employees Business development offices primarily driven by loan and deposit initiatives for: − Bridge Bank / Tech & Innovation − Warehouse Lending − National CRE − Settlement Services − Business Escrow Services − HOA Services National Business Line Growth

8 WAL actively adapts business and capital allocation in response to changing external environment Note: Illustrative as business objectives are not mutually exclusive and image does not represent full suite of WAL divisions, products and services. Capital Call Lines Residential Mortgages Geographic Diversification Growth Trajectory Risk- Adjusted Yields Operating Leverage Risk Management Capital Allocation Lot Banking Hotel Franchise Finance HOA Corporate Finance Municipal & Nonprofit National Business Lines Regional Banking Divisions Organic Growth Dividends M&A Share Repurchases Ample growth potential Deep segment & product expertise supports cyclical business lines Highly efficient lending & deposit platforms Pristine asset quality Superior total shareholder returns without curtailing growth Growth trajectory maintained with prudent credit risk management CRE Technology & Innovation Warehouse Lending Mortgage Banking Diversified Business Model Allows Flexibility to Sustain Growth

Business Transformation

Deliberate business transformation emphasizes underwriting specialization and diversification strategy, which sustains superior asset quality

Characteristics

Composition

Geography

Loan Portfolio: 2010

- Community banking focused
- Nevada concentrated
- Local business C&I and HNW developers



$4.2 Bn
Other 4%
C&D 10%
Other C&I 20%
Residential 11%
Warehouse Lending 1%
Hotel 2%
CRE, Owner Occupied 28%
CRE, Non-Owner Occupied 24%



NV
40.4%
CA
21.9%
AZ
17.0%
Other
20.7%

Loan Portfolio: Q3 2022

- National, specialized commercial bank
- Regional footprint
- Specialized C&I and institutional sponsor-backed developers



$52.2 Bn
C&D 7%
Municipal & Nonprofit 3%
Tech & Innovation 4%
Other C&I 16%
Equity Fund Resources 10%
CRE, Owner Occupied 3%
CRE, Non-Owner Occupied 10%
Residential 30%
Warehouse Lending 11%
Hotel Franchise Finance 7%
24% of Loans Credit Protected



CA
36.8%
AZ
7.9%
NV
5.1%
Other
50.2%

Note: Summed percentages may not equal 100% due to rounding.

Highlights

- Deliberate, decade-long business transformation strategy
  - **Nearly 70% of GFC losses from Q4-09 – Q4-12 came from categories comprising 44% of portfolio at Q4-09, which today makes up <6% of loans**
    - Losses concentrated in Nevada and consumer lending during GFC
  - **Since year-end 2013, cumulative NCOs of $27mm vs total ACL of $356mm today**
    - No quarterly NCO >$8.2mm (13bps)
- Diverse mix of regionally-focused commercial banking divisions and nationally-oriented, specialized businesses
  - National reach and deep segment expertise enables selective relationships with strong counterparties, leading profitability and superior company risk management
  - Nevada loan concentration reduction: 40% to 5%
  - National lending diversification: 21% to 50%
  - CRE loan concentration reduction: 54% to 20%
- **55% of loans in low-to-no-loss categories today**

Western Alliance Bancorporation®

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Specialized, High Quality Loan Portfolio

Diversified by product, client-type and geography emphasizing underwriting discipline

Loans by Product Type


43%
30%
7%
3%
17%
Resi. & Consumer
Const. & Land
CRE, NOO
CRE, OO
C&I

Loans by Borrower Type


C&D 7%
Warehouse Lending 11%
Equity Fund Resources 10%
Municipal & Nonprofit 3%
Tech & Innovation 4%
Other C&I 16%
Residential 30%
CRE, OO 3%
CRE, NOO 10%
Hotel Franchise Finance 7%

Loans and Loan Yields


5.43%
5.23%
5.18%
5.40%
5.62%
5.82%
5.83%
4.79%
4.32%
4.84%
$6.8
$8.4
$11.1
$13.2
$15.1
$17.7
$21.1
$27.1
$39.1
$52.2
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3-22

Dollars in billions

Loan CAGR

WAL 26.2%

Peers[1]

Median: 13.0%

Top Quart.: 15.1%

Highlights

- Diverse mix of **regionally-focused** commercial banking divisions & **nationally-oriented** specialized businesses
- Leverages deep segment expertise to provide **specialized banking services to niche markets** across the country
- Segment-focused model supports superior client value and company risk management
- **National reach enables selective relationships** with highest asset quality and profitability

Sources of Loan Growth


34%
20%
46%
Regional Banking
National Business Lines
Residential

- Accelerated growth in NBLs and Resi has contributed to **loan diversification and evolution of strategy** into low-to-no-loss loan categories

Western Alliance Bancorporation®

Note: Summed percentages may not equal 100% due to rounding.
1) Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of September 30, 2022; Source: S&P Global Market Intelligence.

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11 • A decade of business transformation has resulted in consistent relative outperformance in asset quality and credit metrics • Asset quality remained strong during height of the pandemic • Improvement / stabilization in non- accruals reflects timely identification and resolution of problem loans before realizing losses • Credit mitigation expertise is critical with a weaker macro backdrop • Total Loan ACL / Funded Loans remained at 0.68% in Q3 as a result of continued loan growth • Total Loan ACL / Funded Loans less loans covered by credit linked notes is 0.86% • 24% of loan portfolio is now credit protected, consisting of government guaranteed, Credit Linked Notes protected and cash secured assets2 Net Charge-Offs / Average Loans Non-Accrual Loans / Loans Note: Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of September 30, 2022; MRQ is Q3-22 for WAL and Q2-22 for WAL Peers; Source: S&P Global Market Intelligence. 1) Ratio includes an allowance for credit losses of $19 million as of September 30, 2022 related to a $10.8 billion pool of loans covered under 4 separate credit linked notes. 2) As of September 30, 2022, CLNs cover a substantial portion of Equity Fund Resources ($2.2 billion), Residential ($7.9 billion) and Warehouse Lending ($754 million) loans outstanding. Classified Loans / Loans Demonstrated Conservative Credit Culture 0.69%0.74%0.82%0.70% 1.18%1.14%1.12% 1.49% 1.87% 2.99% 1.41%1.45% 1.81% 1.40%1.32% 1.64% 2.08%2.18% 2.04% 2.11% MRQ202120202019201820172016201520142013 0.17%0.19% 0.43% 0.27% 0.16% 0.29%0.31% 0.44% 0.81% 1.11% 0.25% 0.33% 0.55% 0.40%0.44% 0.55% 0.67%0.71% 0.55% 0.77% MRQ202120202019201820172016201520142013 -0.02% 0.02% 0.06% 0.02% 0.06%0.01%0.02% -0.06%-0.07% 0.14% 0.04% 0.06% 0.18% 0.16%0.16%0.17% 0.21% 0.10% 0.11% 0.23% MRQ202120202019201820172016201520142013 Highlights

Conservative, Economically Resilient Portfolio Positioning

Specialized underwriting expertise and conservative sector allocations position portfolio to withstand economic uncertainty

Insured (24%)

Credit protected, government guaranteed and cash-secured

- **15%** Residential
- **4%** Equity Fund Resources
- **1%** Warehouse Lending
- **4%** Early Buyout ("EBO") Resi. & Other Government-Guaranteed or Cash-Secured Assets

Resistant (33%)

Historically low-to-no-loss loan categories

- **11%** Residential
  - Low LTVs; DQs significantly below national percentages
- **10%** Warehouse Lending
  - Includes Core WH Lending, Note Financing, MSR financing
- **6%** Equity Fund Resources
  - Capital Call & Subscription LOCs
  - Underwrite LPs behind private funds
- **3%** Municipal / Public Finance
- **2%** CRE – Industrial & Medical
- **1%** HOA
  - Extremely low LTVs; lien in front of homeowner's first mortgage

Resilient (31%)

Limited uncovered collateral risk, underwriting expertise, and strong counterparties

- **7%** Regional CRE – Investor
- **6%** Regional C&I
- **5%** Hotel Franchise Finance (ex-Central Business District)
- **3%** Regional CRE - Owner Occupied
- **3%** Corporate Finance
- **1%** Lot Banking
- **6%** Specialized NBLs
  - **Gaming** – Off-strip, middle market gaming companies and tribal gaming enterprises
  - **Resort** – Timeshare resort developers; hypothecation of consumer receivables
  - **Other NBLs**

More Sensitive (12%)

Categories more directly correlated to economic growth

- **5%** Construction (ex-Lot Banking)
  - Focused on note-on-note financing and Built-to-Rent developments
- **4%** Tech & Innovation
  - Established tech firms with operating and financial flexibility, validated product, path to profitability
- **2%** Hotel Franchise Finance (CBD only)
  - Large, sophisticated hotel sponsors who operate >25 hotels
  - 90% operate >10 properties with top franchisor flags
- **1%** Small Business, CRA-Related and Consumer

Western Alliance Bancorporation®

12

Note: Borrowings include customer repurchase agreements; Cost of Funds defined as total expense paid on interest bearing liabilities divided by the sum of average interest- bearing liabilities and average non-interest bearing demand deposits. Diversified funding channels provide secular growth trends and reflect long- term relationships Scalable, Differentiated Deposit Franchise 13 • $55.6Bn in total deposits, typically tied to lending relationships • WAL benefits from holding customers’ primary relationship • Scalable national funding channels, such as HOA, Settlement Services, Business Escrow Services, and Tech & Innovation • Core deposits fund balance sheet growth • Deposits comprise 89% of total funding • 94% Loan-to-Deposit ratio • 45% of total deposits are noninterest- bearing • Earnings Credit Rate-related deposit balances of $15.9 billion • ~71% associated with non-interest bearing accounts Deposit Base $5.6 $6.6 $7.9 $8.9 $9.5 $11.7 $14.3 $18.5 $26.3 $30.7 $2.2 $2.3 $4.1 $5.6 $7.4 $7.5 $8.5 $13.4 $21.3 $24.9 $0.5 $0.5 $0.4 $0.4 $0.8 $0.9 $0.4 $1.0 $2.4 $7.2 0.39% 0.36% 0.30% 0.31% 0.37% 0.64% 0.86% 0.34% 0.25% 0.88% -2.00% -1.20% -0.40% 0.40% $0.0 $20.0 $40.0 $60.0 $80.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q3-22 Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings Cost of Funds Deposits, Borrowings, and Cost of Funds 32.0% CAGR 1.5% CAGR 38% 21% 14% 11% 5% 2% 9% Regions Mtg Wh Tech & Innov. HOA Sttlmt Svcs Bus. Escrow Svcs Other/Wholesale Dollars in billions 45% 6% 15% 34% Nonint. Bearing DDA CDs Interest Bearing DDA MMDA & Savings ~45% of NIB DDA is ECR-related Highlights Deposit Composition

Leading Efficiency Produces Strong Operating Leverage

Track record of simultaneously driving industry-leading growth and efficiency

Efficiency Ratio



62.0% 61.7% 59.9% 59.6% 57.2% 56.2% 55.6% 56.6% 57.2% 57.5%
53.3% 47.8% 47.0% 45.0% 41.4% 43.3% 42.6% 38.8% 42.9% 44.2%
41.5%
Adj. Efficiency
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD
WAL
Peers

Breakdown of Non-Interest Expenses



Salaries & Employee Benefits
Other Operating Expenses
Deposit Costs
$233.8
$7.3
$133.5
$93.0
$237.8
$9.1
$120.6
$108.1
$248.6
$9.3
$138.3
$101.0
$268.9
$18.1
$139.0
$111.8
$305.8
$56.2
$136.5
$113.1
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22

Highlights

- Continued focus on expense management, while investing in growth initiatives and scalable infrastructure to become a leading nationwide banking platform
- **Efficiency ratio[1] increased 130 bps to 44.2%** year-to-date compared to 2021
  - Increased 270 bps to 45.5% in Q3 from Q2
- Deposit costs increased $38.1 million in Q3, from the prior quarter, primarily related to higher earnings credit rates
- **Efficiency ratio adjusted to reclassify deposit costs as interest expense was 41.5% year-to-date**, compared to 40.9% in 2021
  - **40.5% in Q3**, compared to 41.1% in Q2

Western Alliance Bancorporation®

Note: Efficiency ratio for WAL and Peers as calculated and reported by S&P Global Market Intelligence. Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of September 30, 2022; Source: S&P Global Market Intelligence.
1) Refer to slide 2 for further discussion of Non-GAAP financial measures.

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ROAA Industry-Leading Profitability 15 • Outstanding performance compared to peers with ROAA and ROATCE among highest in industry • Net Interest Income continues to rise through strong earning asset growth • Net Interest Income increased $478 million, or 30.9%, from 2021 due to strong loan growth and the rising rate environment • NIM increased 37 bps, driven by higher yields on interest earning assets • PPNR increased $238 million, or 21.6%, from 2021 ROATCE Note: Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of September 30, 2022; Source: S&P Global Market Intelligence. 1) Assumes four quarter average 2) LTM is as of Q3-22 Pre-Provision Net Revenue ($MM) Net Interest Income $159 $202 $262 $369 $469 $533 $624 $746 $1,102 $1,340 2013 2014 2015 2016 2017 2018 2019 2020 2021 LTM $333 $385 $493 $657 $785 $916 $1,040 $1,167 $1,549 $2,027 4.39% 4.42% 4.51% 4.58% 4.65% 4.68% 4.52% 3.97% 3.41% 3.78% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0.0$5.0$10.0$15.0$20.0$25.0$30.0$35.0$40.0$45.0$50.0$55.0$60.0$65.0$70.0$75.0$80.0$85.0$90.0$95.0$100.0$105.0$110.0$115.0$120.0$125.0$130.0$135.0$140.0$145.0$150.0$155.0$160.0$165.0$170.0$175.0$180.0$185.0$190.0$195.0$200.0$205.0$210.0$215.0$220.0$225.0$230.0$235.0$240.0$245.0$250.0$255.0$260.0$265.0$270.0$275.0$280.0$285.0$290.0$295.0$300.0$305.0$310.0$315.0$320.0$325.0$330.0$335.0$340.0$345.0$350.0$355.0$360.0$365.0$370.0$375.0$380.0$385.0$390.0$395.0$400.0$405.0$410.0$415.0$420.0$425.0$430.0$435.0$440.0$445.0$450.0$455.0$460.0$465.0$470.0$475.0$480.0$485.0$490.0$495.0$500.0$505.0$510.0$515.0$520.0$525.0$530.0$535.0$540.0$545.0$550.0$555.0$560.0$565.0$570.0$575.0$580.0$585.0$590.0$595.0$600.0$605.0$610.0$615.0$620.0$625.0$630.0$635.0$640.0$645.0$650.0$655.0$660.0$665.0$670.0$675.0$680.0$685.0$690.0$695.0$700.0$705.0$710.0$715.0$720.0$725.0$730.0$735.0$740.0$745.0$750.0$755.0$760.0$765.0$770.0$775.0$780.0$785.0$790.0$795.0$800.0$805.0$810.0$815.0$820.0$825.0$830.0$835.0$840.0$845.0$850.0$855.0$860.0$865.0$870.0$875.0$880.0$885.0$890.0$895.0$900.0$905.0$910.0$915.0$920.0$925.0$930.0$935.0$940.0$945.0$950.0$955.0$960.0$965.0$970.0$975.0$980.0$985.0$990.0$995.0$1,000.0$1,005.0$1,010.0$1,015.0$1,020.0$1,025.0$1,030.0$1,035.0$1,040.0$1,045.0$1,050.0$1,055.0$1,060.0$1,065.0$1,070.0$1,075.0$1,080.0$1,085.0$1,090.0$1,095.0$1,100.0$1,105.0$1,110.0$1,115.0$1,120.0$1,125.0$1,130.0$1,135.0$1,140.0$1,145.0$1,150.0$1,155.0$1,160.0$1,165.0$1,170.0$1,175.0$1,180.0$1,185.0$1,190.0$1,195.0$1,200.0$1,205.0$1,210.0$1,215.0$1,220.0$1,225.0$1,230.0$1,235.0$1,240.0$1,245.0$1,250.0$1,255.0$1,260.0$1,265.0$1,270.0$1,275.0$1,280.0$1,285.0$1,290.0$1,295.0$1,300.0$1,305.0$1,310.0$1,315.0$1,320.0$1,325.0$1,330.0$1,335.0$1,340.0$1,345.0$1,350.0$1,355.0$1,360.0$1,365.0$1,370.0$1,375.0$1,380.0$1,385.0$1,390.0$1,395.0$1,400.0$1,405.0$1,410.0$1,415.0$1,420.0$1,425.0$1,430.0$1,435.0$1,440.0$1,445.0$1,450.0$1,455.0$1,460.0$1,465.0$1,470.0$1,475.0$1,480.0$1,485.0$1,490.0$1,495.0$1,500.0$1,505.0$1,510.0$1,515.0$1,520.0$1,525.0$1,530.0$1,535.0$1,540.0$1,545.0$1,550.0$1,555.0$1,560.0$1,565.0$1,570.0$1,575.0$1,580.0$1,585.0$1,590.0$1,595.0$1,600.0$1,605.0$1,610.0$1,615.0$1,620.0$1,625.0$1,630.0$1,635.0$1,640.0$1,645.0$1,650.0$1,655.0$1,660.0$1,665.0$1,670.0$1,675.0$1,680.0$1,685.0$1,690.0$1,695.0$1,700.0$1,705.0$1,710.0$1,715.0$1,720.0$1,725.0$1,730.0$1,735.0$1,740.0$1,745.0$1,750.0$1,755.0$1,760.0$1,765.0$1,770.0$1,775.0$1,780.0$1,785.0$1,790.0$1,795.0$1,800.0$1,805.0$1,810.0$1,815.0$1,820.0$1,825.0$1,830.0$1,835.0$1,840.0$1,845.0$1,850.0$1,855.0$1,860.0$1,865.0$1,870.0$1,875.0$1,880.0$1,885.0$1,890.0$1,895.0$1,900.0$1,905.0$1,910.0$1,915.0$1,920.0$1,925.0$1,930.0$1,935.0$1,940.0$1,945.0$1,950.0$1,955.0$1,960.0$1,965.0$1,970.0$1,975.0$1,980.0$1,985.0$1,990.0$1,995.0$2,000.0$2,005.0$2,010.0$2,015.0$2,020.0$2,025.0$2,030.0$2,035.0$2,040.0$2,045.0$2,050.0$2,055.0$2,060.0$2,065.0$2,070.0$2,075.0$2,080.0$2,085.0$2,090.0$2,095.0$2,100.0$2,105.0$2,110.0$2,115.0$2,120.0$2,125.0$2,130.0$2,135.0$2,140.0$2,145.0$2,150.0$2,155.0$2,160.0$2,165.0$2,170.0$2,175.0$2,180.0$2,185.0$2,190.0$2,195.0$2,200.0$2,205.0$2,210.0$2,215.0$2,220.0$2,225.0$2,230.0$2,235.0$2,240.0$2,245.0$2,250.0$2,255.0$2,260.0$2,265.0$2,270.0$2,275.0$2,280.0$2,285.0$2,290.0$2,295.0$2,300.0$2,305.0$2,310.0$2,315.0$2,320.0$2,325.0$2,330.0$2,335.0$2,340.0$2,345.0$2,350.0$2,355.0$2,360.0$2,365.0$2,370.0$2,375.0$2,380.0$2,385.0$2,390.0$2,395.0$2,400.0$2,405.0$2,410.0$2,415.0$2,420.0$2,425.0$2,430.0$2,435.0$2,440.0$2,445.0$2,450.0$2,455.0$2,460.0$2,465.0$2,470.0$2,475.0$2,480.0$2,485.0$2,490.0$2,495.0$2,500.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 LTM NII NIM 1 1 2 2 1.62% 1.83% 1.61% 2.00%2.05% 1.72%1.61%1.56%1.50% 1.35% 1.04%1.17% 0.89% 1.23%1.28% 0.97%0.96%0.96%0.99%0.96% Q3-22202120202019201820172016201520142013 WAL Peers 25.1%26.2% 17.7% 19.6%20.6% 18.3%17.7%17.8%18.5%18.3% 14.3%15.1% 11.1% 14.6%15.0% 11.5%11.6%11.6%11.6%12.1% Q3-22202120202019201820172016201520142013 WAL Peers Highlights

Total Investments and Yield Interest Bearing Deposits and Cost Loans and HFI Yield Deposits, Borrowings & Cost of Liability Funding Net Interest Drivers 16 • Loan yields increased 65 bps in Q3 due to a higher rate environment • Yield on Loans Held for Sale increased 88 bps to 4.87% in Q3 • Investment yields increased 72 bps in Q3, primarily related to floating-rate CLOs • Cost of interest-bearing deposits increased 66 bps, and total cost of funds increased 50 bps in Q3 to 0.88% due to higher costs on deposits and borrowings $24.2 $26.3 $28.6 $30.0 $30.7 $21.1 $21.3 $23.5 $23.7 $24.9 $2.1 $2.4 $1.7 $6.1 $7.2 0.28% 0.25% 0.27% 0.38% 0.88% Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $24.2 $26.3 $28.6 $30.0 $30.7 0.21% 0.20% 0.21% 0.37% 1.03% Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $7.7 $7.5 $8.3 $8.8 $8.6 2.46% 2.51% 2.77% 2.94% 3.66% Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Non-Interest Bearing Deposits Total Borrowings $34.8 $39.1 $41.1 $48.6 $52.2 $2.2 4.28% 4.03% 3.98% 4.19% 4.84% Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Loans Loans, HFS $6.5 $5.6 Interest Bearing DepositsInterest Bearing Deposits Dollars in billions, unless otherwise indicated Total Investments $4.8 $2.8 Spot Rate 3.89% Spot Rate 5.43% Spot Rate 1.31% Spot Rate 1.12% Highlights

Net Interest Income in a Rising Rate Environment 17 • WAL expects a 6.0% increase in NII under a 100 bps rate shock on a static balance sheet • 53% of loans (ex-HFS) are contractually variable ($27.9 billion) • 70% of variable rate loans have rate floors • Due to larger relative balance sheet size, our substantial asset sensitivity is less pronounced on a growth balance sheet from previous quarters • Relative growth on larger loan base • NII base one-third higher year-to-date NII Sensitivity – Shock Scenario, +200 bps NII Sensitivity – Shock Scenario, +100 bps 6.0% >15% 12 months Static Balance Sheet Growth Balance Sheet 12.3% >25% 12 months Static Balance Sheet Growth Balance Sheet 1 1 Note: As of Q3-22 1) For illustrative purposes only and not intended as guidance. Highlights

Shareholder-Focused Capital Management

WAL consistently generates more capital than needed to support organic growth

Robust Capital Levels



11.5%
11.8%
11.4%
11.5%
11.4%
11.4%
11.2%
11.4%
11.6%
10.8%
8.8%
9.3%
9.7%
10.0%
10.4%
10.7%
10.6%
9.9%
9.1%
8.7%
8.3%
8.3%
8.5%
8.6%
9.6%
10.2%
10.3%
8.1%
7.8%
6.7%
7.4%
8.6%
9.2%
9.4%
9.1%
8.8%
9.0%
8.6%
7.3%
5.9%
2013
2014
2015
2016
2017
2018
2019
2020
2021
MRQ
CET1
Peer CET1
TCE/TA¹
Peer TCE/TA¹

Long Term Growth in TBV per Share



WAL
WAL with Dividends Added Back
Peer Avg
Peer Avg with Dividends Added Back
417%
372%
131%
102%
2013 2014 2015 2016 2017 2018 2019 2020 2021 MRQ²

Total Shareholder Return

	WAL	Peer Top Quartile	Peer Median
1 Year	-47%	1%	-7%
3 Year	35%	32%	19%
5 Year	19%	23%	16%
10-Year	501%	182%	142%

Highlights

Common Equity Tier 1

- CET1 remains healthy at 8.7%

Tangible Common Equity / Tangible Assets[1]

- TCE / TA decreased 140 bps from 2021 to 5.9%, primarily due to strong asset growth and AOCI loss impact

TBV Growth and Total Shareholder Return

- **19.4%** TBVPS CAGR since year end 2013
- TBVPS has increased more than **3.5x that of peers**
- Strong returns bolster capital appreciation above peers
  - **WAL produces 45 bps of CET1 per quarter on a static balance sheet**
- Increased quarterly dividend to $0.36 in 3Q22

Western Alliance Bancorporation®

Note: Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of September 30, 2022. TSR through 10/21/22. Source: S&P Global Market Intelligence.
1) MRQ is Q3-22 for WAL and most peers
2) MRQ is Q3-22 for WAL and Q2-22 for peers

18

Consistently Strong Earnings Trajectory

WAL's excess, risk-adjusted earnings growth normalized for historical volatility

Bank	Relative Rankings: Highest Avg. EPS - Rf	Relative Rankings: Lowest Avg. Std Dev.		Highest "EPS Sharpe"	Lowest 2023 P/E	23 P/E / "EPS Sharpe"
WAL	1	12	=	1.31	5.9	4.5
SBNY	9	9	=	0.93	7.0	7.5
FCNC.A	7	7	=	0.99	9.5	9.6
EWBC	11	10	=	0.75	7.8	10.3
ASB	24	1	=	0.69	9.2	13.3
PNFP	5	24	=	0.72	10.2	14.0
ZION	4	29	=	0.51	7.5	14.6
WTFC	15	16	=	0.60	8.9	14.7
HWC	18	14	=	0.54	8.7	16.2
OZK	10	27	=	0.50	8.5	17.0
CMA	6	31	=	0.38	6.7	17.8
CADE	14	23	=	0.44	8.0	17.9
WBS	12	26	=	0.42	7.7	18.5
PACW	17	28	=	0.33	6.2	18.7
FULT	22	6	=	0.43	9.3	21.8
SFNC	16	22	=	0.41	9.7	23.5
FIBK	20	11	=	0.42	10.1	24.0
UMPQ	28	8	=	0.29	7.3	25.2
GBCI	19	3	=	0.61	16.4	27.0
ONB	21	20	=	0.30	8.5	28.4
SNV	13	30	=	0.25	7.4	29.1
SSB	3	33	=	0.37	10.9	29.8
PB	31	2	=	0.39	11.8	30.3
VLY	27	17	=	0.26	7.9	30.4
BKU	8	32	=	0.27	8.5	32.0
CFR	26	5	=	0.41	14.5	35.2
FNB	25	25	=	0.23	8.9	39.4
CBSH	23	15	=	0.34	16.4	47.6
TCBI	2	34	=	0.25	14.2	57.2
UBSI	30	13	=	0.23	13.6	58.0
BOKF	32	19	=	0.14	12.8	89.4
UMBF	29	21	=	0.19	17.3	89.5
NYCB	34	4	=	0.07	6.9	99.3
FHB	33	18	=	0.10	11.1	109.7

Highlights

Profitability Leadership Maintained via Business Diversification

- WAL's risk-adjusted net income growth has significantly outperformed peers since 2013
- Strong earnings growth has been accompanied by lower-than-peer earnings volatility
  - WAL is No. 1 in excess earnings growth and No. 12 in low volatility
- Closest competitors scored 0.93-0.99 with peer median > 3x lower

Bank	10-Year Excess Risk-Adj. EPS Growth
WAL	1.31
Top Third - Peer Median	0.71
Top-5 - Peer Median	0.75
Top Two-Thirds - Peer Median	0.47
Peer Median	0.41

Western Alliance Bancorporation®

Note: Peer averages compare 33 publicly traded banks headquartered in the U.S. with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of September 30, 2022. YTD results annualized for full year comparisons with consensus EPS projections. Risk-free rate is the average daily 10-year Treasury rate. P/E multiples as of 10/26/22; Source: S&P Global Market Intelligence.

19

Appendix

Unique Mortgage Banking Platform That Enhances Growth, Returns and Diversification



1 HFS Loans
Deploy excess liquidity into HFS loans as a higher yielding, equally liquid alternative to cash
2 Custodial Deposits
Augments stable funding
Access to $4.6 billion of core deposits
3 Warehouse Lending
Launch AMH referral process with WAL warehouse lending team
Cross-sell warehouse lending loans into AMH's clients
4 Direct Mortgage Offering
Explore new customer acquisition strategies beyond WAL synergies
HOA leads
Lot banking
WAL client referrals
Enhance Earning Asset Mix
Enhance Deposit Franchise
Optimize Mortgage Warehouse Franchise
Maximize Client Relationships
AmeriHome Stability Levers
Correspondent Lending (GOS)
Servicing / MSR Sales
Consumer Direct (Refi. Recapture)
Early Buy Outs (EBOs)
New Products Jumbo & Non-QM
Adjust "Win Rate"

Western Alliance Bancorporation®

21

Credit-Linked Note (CLN) Trade Dynamics

Issuing CLNs enables WAL to optimize the amount of capital held against loans in the reference portfolio and reduces credit tail risk

Pre-Trade	Post-Trade
Residential Loan Portfolio $4.8B 50% RW	(A) CLN / Credit Protection $228MM @ 5.52% 0% RW
	(B) Reference Portfolio / Retained Senior Risk $4.6B 20%[1] RW

Agency | Jumbo QM | Non-QM

Risk-Weighted Asset Relief

(A) $228MM x 50% = $114MM

(B) ($4.6Bn - $228MM) x (50% - 20%) = $1.3Bn

Total RWA Relief:

$114MM + $1.3Bn = $1.4Bn

Capital Savings

$1.4Bn x 10%[2] = $140MM

Prevented issuance of ~1.3MM common shares[3]

CLN Benefits

- Supports incremental loan growth and earnings
- Provides first loss credit protection
- Serves as additional alternative to selling shares of common equity
- Contributes to stability of CET1 ratio

Western Alliance Bancorporation®

Note: Representation of WAL's 4Q21 CLN transaction
1) Minimum risk weighting required to be applied to the exposure
2) 10% CET1 floor assumption
3) Assumes share price as of close date of CLN trade, 12/29/21

22